UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

INSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2019, Insurance Acquisition Corp. (the “Company”) consummated the sale of 15,065,000 units (the “Units”) in its initial public offering (the “IPO”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one half of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $150,650,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 1,965,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on March 21, 2019, the Underwriters notified the Company that they were exercising the Over-Allotment Option in full. Immediately following the consummation of the IPO, there were an aggregate of 20,653,333 shares of the Company’s common stock issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-229741) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on February 19, 2019 (as amended, the “Registration Statement”):

●       An Underwriting Agreement, dated March 19, 2019 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co. (“Cantor”) as representative of the Underwriters;

●       An Investment Management Trust Agreement, dated March 19, 2019, between the Company and Continental Stock Transfer & Trust Company;

●       A Warrant Agreement, dated March 19, 2019, between the Company and Continental Stock Transfer & Trust Company;

●       A Registration Rights Agreement, dated March 19, 2019, between the Company and certain security holders of the Company;

●       A Letter Agreement, dated March 19, 2019, by and among the Company, its officers and directors and certain of the Company’s security holders;

●       A Unit Subscription Agreement, dated March 19, 2019, between the Company and Insurance Acquisition Sponsor, LLC;

●       A Unit Subscription Agreement, dated March 19, 2019, between the Company and Cantor;

●       An Administrative Services Agreement, dated March 19, 2019, between the Company and Cohen & Company LLC; and

●       A Loan Commitment Agreement, dated March 19, 2019, between the Company and Insurance Acquisition Sponsor, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 425,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $4,250,000. The Placement Units were purchased by Cantor (50,000 Units) and the Company’s sponsor, Insurance Acquisition Sponsor, LLC (375,000 Units). The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by Cantor, the Sponsor or their permitted transferees (a) they are not redeemable by the Company, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cashless basis. In addition, for as long as the Placement Warrants are held by Cantor or its designees, they may not be exercised after March 19, 2024. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2019, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $150,650,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $6.4 million of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) in connection with a stockholder vote to amend the Amended and Restated Certificate to modify the substance or timing of the Company’s obligation to redeem 100% of its Common Stock if it does not complete an initial business combination within 18 months from the completion of the IPO or (iii) the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 18 months from the completion of the IPO.

A copy of the press release issued by the Company on March 19, 2019 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on March 22, 2019 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 19, 2019, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on March 20, 2019.

4.1	Warrant Agreement, dated March 19, 2019, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated March 19, 2019, by and among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Account Agreement, dated March 19, 2019, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated March 19, 2019, between the Company and certain security holders of the Company.

10.4	Placement Unit Subscription Agreement, dated March 19, 2019, between the Company and Insurance Acquisition Sponsor, LLC.

10.5	Placement Unit Subscription Agreement, dated March 19, 2019, between the Company and Cantor Fitzgerald & Co.

10.6	Administrative Services Agreement, dated March 19, 2019, between the Company and Cohen & Company LLC.

10.7	Loan Commitment Agreement, dated March 19, 2019, between the Company and Insurance Acquisition Sponsor, LLC.

99.1	Press Release dated March 19, 2019 (pricing of the IPO).

99.2	Press Release dated March 22, 2019 (closing of the IPO).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2019	INSURANCE ACQUISITION CORP.

	By:	/s/ John M. Butler
		Name:	John M. Butler
		Title:	President and Chief Executive Officer

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